UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 1, 2005

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

GEORGIA	001-03506	93-0432081

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA	30303

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(404) 652-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information in this Form 8-K, including Exhibit 99.1, is furnished in accordance with SEC Release No. 33-8216. The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On February 1, 2005, Georgia-Pacific Corporation issued a press release regarding financial results for the fiscal quarter and year ended January 1, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

For additional information on Georgia-Pacific's results of operations and financial condition, please refer to the publication "Supplementary Financial Data", posted on Georgia-Pacific's website at www.gp.com/center/financils/index.html.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

	99.1	Press release issued by Georgia-Pacific Corporation on February 1, 2005 regarding financial results for fiscal 2004 and the fourth fiscal quarter of 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 1, 2005

GEORGIA-PACIFIC CORPORATION

		By:	/s/ DOUGLAS P. ROBERTO

		Name:	Douglas P. Roberto
		Title:	Secretary

EXHIBIT INDEX

99.1	Press release issued by Georgia-Pacific Corporation on February 1, 2005 regarding financial results for fiscal 2004 and the fourth fiscal quarter of 2004.